UBS Series Funds

Prospectus Supplement

Supplement to the Prospectus dated August 28, 2018, as supplemented

Includes:

•	UBS Select Prime Institutional Fund

November 28, 2018

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Prime Institutional Fund (the “fund”) regarding voluntary fee waivers.

Effective December 1, 2018, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.02% of its administrative fees (imposed at the feeder fund level) until December 31, 2018 in order to voluntarily reduce the fund’s expenses by 0.02% until December 31, 2018.

The “Management fees” in the fee table included in the “Fund summary” at the front of the Prospectus include the administrative fees.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/ or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-993